UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2022

Monroe Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00866	27-4895840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 South Wacker Drive, Suite 6400, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(312) 258-8300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	MRCC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Aaron Peck as Director, Chief Financial Officer, Chief Investment Officer and Corporate Secretary

On June 30, 2022, Aaron Peck gave notice that he will resign from his position as a director of, and the Chief Financial Officer, Chief Investment Officer and Corporate Secretary of, Monroe Capital Corporation (the “Company”) effective June 30, 2022 upon the appointment of his successors, to redirect his focus towards the growth plan for the opportunistic credit business of Monroe Capital LLC. In that regard, Mr. Peck will remain with Monroe Capital LLC and will continue to serve as Co-Head and Portfolio Manager of the Opportunistic Private Credit business of Monroe Capital LLC. Mr. Peck will also step down from his position on the investment committee of Monroe Capital BDC Advisors, LLC, the Company’s investment adviser (“MC Advisors”), but will continue to serve as an active member of Monroe Capital LLC’s investment committee. The resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, practices or otherwise.

Appointment of Mick Solimene as Chief Financial Officer, Chief Investment Officer and Corporate Secretary

On June 30, 2022, the board of directors of the Company (the “Board”) appointed Lewis (“Mick”) W. Solimene, Jr., age 62, to serve as the Chief Financial Officer, Chief Investment Officer and Corporate Secretary of the Company, effective June 30, 2022. Mr. Solimene was also appointed to serve on the investment committee of MC Advisors.

Mr. Solimene has served as a Managing Director and Portfolio Manager of Monroe Capital LLC since July 2021 and has served as Chief Financial Officer, Chief Investment Officer, and Corporate Secretary of Monroe Capital Income Plus Corporation since January 2022. Prior to joining Monroe Capital LLC, Mr. Solimene served as a Managing Director and Head of Opportunistic Investments for Allstate Investments, LLC, from 2016 to 2021, where he was responsible for managing a portfolio strategy that focused on deploying debt and equity capital in dislocated markets, out-of-favor sectors and special situations. From 2007 to 2016, Mr. Solimene was a Senior Managing Director at Macquarie Capital, where he was head of the Restructuring and Special Situations Group. Mr. Solimene was also a Managing Director at Giuliani Capital Advisors LLC from 2004 to 2007, where he ran the Restructuring Advisory Practice. At Ernst & Young Corporate Finance LLC from 2000 to 2004, Mr. Solimene was a Managing Director specializing in providing strategic solutions for underperforming and over-leveraged companies. From 1981 to 2000, Mr. Solimene held a number of leadership roles at Bank of America (and its predecessor, Continental Illinois National Bank and Trust Company), including as a Managing Director in the Global Special Situation Group where he managed a proprietary capital portfolio of stressed and distressed bank debt, private placements, high-yield bonds and equities. Mr. Solimene served on the Board of Directors of Runway Growth Finance Corp. (NASDAQ:RWAY) from January 2017 until June 2022. In addition, Mr. Solimene currently serves on the boards of directors of a number of privately held companies and non-profit organizations. Mr. Solimene received a B.S. in Finance from Western Illinois University and an M.B.A. from The University of Chicago Booth School of Business.

There are no arrangements or understandings between Mr. Solimene and any other person pursuant to which he was selected as Chief Financial Officer, Chief Investment Officer, and Corporate Secretary of the Company. There are no family relationships between Mr. Solimene and any director or other executive officer of the Company, and there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Solimene had, or will have, a direct or indirect material interest.

Appointment of Carey Davidson as Director

On June 30, 2022, the Board voted to appoint Caroline (“Carey”) Davidson as a Class II director of the Board, to fill the vacancy created by the resignation of Mr. Peck. Ms. Davidson was appointed to serve as a member of the Board until the 2023 annual meeting of stockholders, or until her successor is duly elected and qualified. The Board determined that Ms. Davidson is an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Company.

Ms. Davidson has served as a Managing Director and Head of Capital Markets of Monroe Capital LLC since 2015, where she is responsible for buy-side club originations, relationship management, and marketing as well as sell-side syndications, and is a member of Monroe Capital LLC’s investment committee. Ms. Davidson has over 20 years of experience in middle market investing. Prior to Monroe, from 2011 to 2014, Ms. Davidson was a senior deal professional at The Carlyle Group’s middle market private debt platform, where she focused on originating, structuring, negotiating, executing and managing middle market loans. Prior to Carlyle, Ms. Davidson was a founding professional at Churchill Financial from 2006 to 2011 and an Assistant Vice President at GE Antares Capital from 2004 to 2006. Ms. Davidson was recognized by Mergers & Acquisitions as one of 2017 and 2018’s Most Influential Women in Mid-Market M&A. She is a member of the Association for Corporate Growth, the Women’s Association of Venture & Equity, serves on the National Young Leadership Cabinet of the Jewish Federations of North America and serves on the Board of Directors of The Jewish United Fund. Ms. Davidson earned her M.B.A. from The University of Chicago Booth School of Business and her B.A. in Communications with a Certificate in Business from The University of Wisconsin – Madison.

The Board considered Ms. Davidson’s significant experience in middle market private credit investing coupled with her deep knowledge of the capital markets, which provides the Board with valuable industry knowledge, expertise and insight.

No compensation will be paid by the Company to Ms. Davidson.

Ms. Davidson entered into the Company’s standard indemnification agreement, the form of which is attached hereto as Exhibit 10.1.

There is no other arrangement or understanding between Ms. Davidson and any other person pursuant to which she was appointed as a Class II director of the Board, nor is there any family relationship between Ms. Davidson and any other director of the Company or executive officers of the Company. There are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Ms. Davidson had, or will have, a direct or indirect material interest.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Indemnification Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONROE CAPITAL CORPORATION

By:	/s/ Theodore L. Koenig
Name: Theodore L. Koenig
Title: Chief Executive Officer

Dated: June 30, 2022